EXHIBIT 10.12.2


                         EMPLOYMENT AGREEMENT
                         --------------------


          This EMPLOYMENT AGREEMENT (the "Agreement") effective as of January 1, 1998 by and between American Eco Corporation, an Ontario, Canada corporation whose principal executive offices are in Houston, Texas (the "Company"), and Bruce D. Tobecksen (the "Executive").

                            R E C I T A L S
                            - - - - - - - -

          Executive has served Vice President and Treasurer of the Company since January 1, 1998.

          The Board of Directors of the Company has determined that it is in the best interests of the Company to retain the Executive's services and to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company or the assertion of claims and actions against employees.

          Both the Company and the Executive recognize the increased risk of litigation and other claims being asserted against officers and directors of companies in today's environment.

          The Bylaws of the Company require the Company to indemnify its directors and officers to the full extent permitted by law.

          Costs, limits in coverage and availability of directors' and officers' liability insurance policies and developments in the application, amendment and enforcement of statutory and bylaw indemnification provisions generally have raised questions concerning the adequacy and reliability of the protection afforded to directors and officers and have increased the difficulty of attracting and retaining qualified persons to serve as directors and officers.

          In recognition of the Executive's need for substantial protection against personal liability to enhance and induce the Executive's continued service to the Company in an effective manner and the Executive's reliance on the Bylaws, and in part to provide the Executive with specific contractual assurance that the protection promised by the Bylaws will be available to the Executive (regardless of, among other things, any amendment to or revocation of the Bylaws or any change in the composition of the Company's Board of Directors or acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the continuing employment of the Executive and the indemnification of, and the advancing of expenses to, the Executive to the full extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the coverage of the Executive under the Company's directors' and officers' liability insurance policies.

          The Company wishes to assure itself of the services of the Executive for the period provided in this Agreement and the Executive wishes to serve in the employ of the Company on the terms and conditions hereinafter provided.

                           A G R E E M E N T
                           - - - - - - - - -

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

                               ARTICLE 1

                              EMPLOYMENT

     1.1    Employment.  The  Company  hereby  employs  the  Executive  and the
            ----------
Executive hereby accepts employment by the Company for the period and upon the terms and conditions contained in this Agreement.


     1.2  Office and Duties.
          -----------------

          (a) Position. The Executive shall serve the Company as Vice
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     President and Treasurer, with authority, duties and
     responsibilities not less than the Executive has on the date of this Agreement, with his actions at all times subject to the direction of the Board of Directors of the Company.

          (b) Commitment. Throughout the term of this Agreement, the
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     Executive shall devote substantially all of his time, energy, skill and best efforts to the performance of his duties hereunder in a manner that will faithfully and diligently further the business and interests of the Company. Subject to the foregoing, the Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations that are disclosed to the Board of Directors and that will not materially affect the performance of tile Executive's duties pursuant to this Agreement. The Executive has, by prior agreement, agreed to cooperate from time-to-time with his former employer, in the event that he is needed to assist in litigation or regulatory matters, the Company agrees to allow the Executive to cooperate if he is needed to fulfill his prior agreement as long as his commitment does not materially effect the performance of the Executive's duties. The Executive will not be paid during the time he is absent from the Company in fulfillment of this obligation.

     1.3  Term. The term of this Agreement shall commence on January 1,
          ----
1998 and shall end on the third anniversary of the date on which the Board of Directors of the Company notifies the Executive that the Board of Directors has determined to discontinue this Agreement (the period of time between the commencement and the end of this Agreement is referred to herein as the "Term").

     1.4  Compensation.
          ------------

          (a) Base Salary. The Company shall pay the Executive as
              -----------
     compensation an aggregate salary ("Base Salary") of $250,000 per year during the Term, or such greater amount as shall be approved by the Compensation Committee of the Company's Board of Directors. The Compensation Committee shall review the Executive's Base Salary at least annually. The Base Salary for each year shall be paid by the Company in accordance with the regular payroll practices of the Company.

          (b) Annual Bonus. Each year during the Term, the Executive
              ------------
     shall be eligible to participate in an annual bonus pool equal to 5% of the Company's net income, which shall mean the consolidated net income of the Company for its fiscal year, calculated in accordance with generally accepted accounting principles as applied by the Company's auditors during their annual audit. The Company shall pay the Executive such bonus (the "Annual Bonus") no later than 90 days following the end of each Company's fiscal year. The amount of the Annual Bonus to which the Executive may be entitled shall be determined in advance by the Compensation Committee and shall be described on Appendix A, which shall be attached to this Agreement. Appendix A shall be revised from time to time to reflect the Annual Bonus to which the Executive may be entitled in future years, and a copy of such revised Appendix A shall be provided to the Executive prior to the start of the year for which an Annual Bonus is payable; provided, however, that the amount of the Annual Bonus and the conditions for the payment of such amount may not be changed after the start of the fiscal year for which such Annual Bonus is payable.

          (c) Stock Options. The Executive shall be eligible to
              -------------
     receive grants of stock options pursuant to the Company's Employee Stock Option Plan, as amended May 7, 1997, and as amended hereafter, in amounts (if any) and on terms and conditions to be determined by the Compensation Committee of the Company's Board of Directors. For 1998, the Executive shall be granted an option to purchase 50,000 shares of the common stock of the Company.

          (d) Life Insurance. During the Term and subject to the
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     Executive's qualification under normal life insurance
     underwriting standards as of the date hereof and at any policy renewal date, the Company shall provide, at the Company's expense, a term life insurance policy on the life of the Executive in a face amount equal to $2,000,000. The proceeds from such policy shall be payable as follows: 50% to the Company and 50% to the Executive's estate.

          (e) Fringe Benefits and Perquisites. During the Term, the
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     Executive shall be entitled to participate in or receive benefits under any plan or arrangement made available by the Company to its senior executive officers, including but not limited to any hospitalization, medical, dental or pension plan, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Nothing paid to the Executive under any plan or arrangement made available to the Executive shall be deemed to be in lieu of compensation hereunder.

          (f) Automobile Allowance. During the Term, the Executive
              --------------------
     shall be provided a car or paid a car allowance of $750.00 per month. This amount shall be paid on the first day of each month, and the Company shall also reimburse the Executive for all actual expenses associated with operating and maintaining the Executive's vehicle. The Executive shall submit receipts or other evidence of such expenditures, and the Company shall pay these amounts to the Executive within 30 days of receipt of such documentation.

          (g) Payment and Reimbursement of Expenses. During the Term,
              -------------------------------------
     the Company shall pay or reimburse the Executive for all reasonable travel and other expenses incurred by the Executive in performing his obligations under this Agreement in accordance with the policies and procedures of the Company for its senior executive officers, provided that the Executive properly accounts therefor in accordance with the regular policies of the Company.

          (h) Vacations. During the Term and in accordance with the
              ---------
     regular policies of the Company, the Executive shall be entitled to the number of paid vacation days in each calendar year determined by the Company from time to time for its senior executive officers, but not less than four weeks in any calendar year (prorated in any calendar year in which the Executive is employed hereunder for less than the entire year in accordance with the number of days in such calendar year during which the Executive is so employed).

          (i) Benefits Not in Lieu of Compensation. No benefit or
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     perquisite provided to the Executive shall be deemed to be in lieu of Base Salary, Annual Bonus, or other compensation.

          (j) The Company agrees to relocate the Executive and his spouse from Lisle, IL to Houston, TX. The Company will reimburse the Executive for all of his out-of-pocket relocation expenses including temporary living in Houston, commuting during reasonable transition period, two house-hunting trips to Houston, realtor's commission on sale of the Lisle House, expenses of closing and attorneys fees. Furthermore any expenses of acquiring a new house including mortgage points, closing costs, and attorney's fees. Finally, the moving cost of household effects including the automobile will be reimbursed. Any taxes associated with the moving expense will be reimbursed by the Company.

     1.5  Termination.
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          (a) Disability. The Company may terminate this Agreement for
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     Disability, "Disability" shall exist if because of ill health or physical or mental disability, and notwithstanding reasonable accommodations made by the Company, the Executive shall have been unable, unwilling or shall have failed to perform his duties under this Agreement, as determined in good faith by the Compensation Committee of the Company's Board of Directors, for a period of 180 consecutive days, or if, in any 12-month period, the Executive shall have been unable or unwilling or shall have failed to perform his duties for a period of 270 days, irrespective of whether or not such days are consecutive.

          (b) Cause. The Company may terminate the Executive's
              -----
     employment for Cause. Termination for "Cause" shall mean termination because Of the Executive's (i) willful gross misconduct that causes material economic harm to the Company or that brings substantial discredit to the Company's reputation,
     (ii) final, nonappealable conviction of a felony involving moral turpitude, or (iii) material breach of any provision of this Agreement. Items (i) and (iii) of this subsection shall not constitute Cause unless the Company notifies the Executive thereof in writing, specifying in reasonable detail the basis therefor and stating that it is grounds for Cause, and unless the Executive fails to cure such matter within 60 days after such notice is sent or given under this Agreement. The Executive shall be permitted to respond and to defend himself before the Board of Directors or any appropriate committee thereof within a reasonable time after written notification of any proposed termination for Cause under item (i) or (iii) of this subsection.

          (c) Without Cause. During the Term, the Company may
              -------------
     terminate the Executive's employment Without Cause, subject to the provisions of subsection 1.6(d) (Termination Without Cause or for Company Breach). Termination "Without Cause" shall mean termination of the Executive's employment by the Company other than termination for Cause or for Disability.

          (d) Company Breach. The Executive may terminate his
              --------------
     employment hereunder for Company Breach. For purposes of this Agreement "Company Breach" shall mean:

               (i) without his express written consent, any material reduction in the authority, duties and responsibilities that the Executive has on the date of this Agreement, or the assignment to the Executive of any duties inconsistent with his positions, duties, responsibilities and status with the Company, or a change in his reporting responsibilities, titles or offices, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Cause, Disability or retirement or as a result of his death or by the Executive other than for Company Breach or Change in Control;

               (ii) a reduction in the Executive's Base Salary as in effect on the date of this Agreement or as the same may be increased from time to time;

               (iii) a relocation of the Company's principal executive offices to any county other than Harris County or any county contiguous thereto or the Company's requiring the Executive to be based anywhere other than Harris County or any county contiguous thereto, except for required travel on the Company's business to an extent substantially consistent with his present business travel obligations, or, in the event the Executive consents to any relocation, the failure by the Company
               (a) to retain a real estate broker, at the Company's expense, and otherwise assist the Executive in selling the Executive's principal residence in Harris County,
               (b) to pay (or reimburse the Executive) for all reasonable moving expenses incurred by him relating to a change of his principal residence in connection with such relocation and (c) to indemnify the Executive against any loss (defined as the difference between the actual sale price of such residence and the higher of
               (1) his aggregate investment in such residence or (2) the fair market value of such residence as determined by a real estate appraiser designated by the Executive and reasonably satisfactory to the Company) realized on the sale of the Executive's principal residence in connection with any such change of residence;

               (iv) the failure by the Company to continue in effect any benefit or compensation plan (including but not limited to any stock option plan, pension plan, life insurance plan, health and accident plan or disability plan) in which the Executive is participating (or plans providing substantially similar benefits), the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce his benefits under any of such plans or deprive him of any material fringe benefit enjoyed by him, or the failure by the Company to provide the Executive with the number of paid vacation days to which he is then entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect on the date hereof;

               (v) any failure of the Company to obtain the assumption of, or the agreement to perform, this Agreement by any successor as contemplated in Section 4.13 (Binding
               Effect Etc.) hereof; or

               (vi) any material breach of this Agreement by the Company;

provided, however, that a material breach of this Agreement by the
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Company shall not constitute Company Breach unless the Executive notifies the Company in writing of the breach, specifying in reasonable detail the nature of the breach and stating that such breach is grounds for Company Breach, and unless the Company fails to cure such breach within 60 days after such notice is sent or given under this Agreement.

          (e) Change in Control. The Executive may terminate his employment hereunder with 12 months of a Change in Control
     (defined below):

               (i) "Change in Control" shall mean any of the following:

                         (1) any consolidation or merger of the
                    Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                         (2) any sale, lease, exchange or other
                    transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company;

                         (3) any approval by the stockholders of the
                    Company of any plan or proposal for the
                    liquidation or dissolution of the Company;

                         (4) the cessation of control (by virtue of
                    their not constituting a majority of directors) of the Company's Board of Directors by the individuals (the "Continuing Directors") who (x) at the date of this Agreement were directors or
                    (y) become directors after the date of this Agreement and whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Agreement or whose election or nomination for election was previously so approved); or

                         (5) the acquisition of beneficial ownership
                    (within the meaning of Rule 13d- 3 under the Securities Exchange Act of 1934, as amended) of an aggregate of 15% of the voting power of the Company's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under such Act) who beneficially owned less than 10% of the voting power of the Company's outstanding voting securities on the date hereof, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 10% of the voting power of the Company's outstanding voting securities on the date hereof, provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquiror is (w) the Executive, (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors;

                         (6) subject to applicable law, in a Chapter
                    11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

               (f) Without Good Reason. During the Term, the Executive may terminate his employment Without Good Reason. Termination "Without Good Reason" shall mean termination of the Executive's employment by the Executive other than termination for Company Breach or as a result of a Change in Control.

               (g) Explanation of Termination of Employment. Any party terminating this Agreement shall give prompt written notice ("Notice of Termination") to the other party hereto advising such other party of the termination of this Agreement. Within thirty (30) days after notification that the Agreement has been terminated, the terminating party shall deliver to the other party hereto a written explanation (the "Explanation of Termination of Employment"), which shall state in reasonable detail the basis for such termination and shall indicate whether termination is being made for Cause, Without Cause or for Disability (if the Company has terminated the Agreement) or for Company Breach, upon a Change in Control or Without Good Reason (if the Executive has terminated the Agreement).

               (h) Date of Termination. "Date of Termination" shall mean the date on which Notice of Termination is sent or given under this Agreement.

     1.6  Compensation During Disability or Upon Termination.

          (a) During Disability. During any period that the Executive
              -----------------
     fails to perform his duties hereunder because of Disability, he shall continue to receive his full Base Salary and benefits pursuant to Section 1.4 (Compensation) until the Date of Termination.

          (b) Termination for Disability. If the Company shall
              --------------------------
     terminate the Executive's employment for Disability, then the Company shall have no further obligation to make any payment under this Agreement which has not already become payable, but has nor yet been paid, except that the Company shall continue to provide the Executive with the benefits set forth in Section 1.6(f) (Employee Benefits) for the period described therein. The Company also shall make any additional payments necessary to provide the disability benefits set forth in Section 1.4(e) (Disability Insurance) above.

          (c) Termination for Cause or Without Good Reason. If the
              --------------------------------------------
     Company shall terminate the Executive's employment for Cause or if the Executive shall terminate his employment Without Good Reason, then the Company shall have no further obligation to make any payment under this Agreement which has not already become payable, but has not yet been paid, except as may otherwise be provided under the terms of any employee benefit programs in which the Executive is participating.

          (d) Termination With Without Cause or for Company Breach. If
              ----------------------------------------------------
     the Company shall terminate the Executive's employment Without Cause or if the Executive shall terminate his employment for Company Breach, then the Company shall pay to the Executive, as severance pay in a lump sum no later than the 15th day following the Date of Termination, the following amounts:

               (i) any payment of Base Salary (at the rate in effect as of the Date of Termination) or Annual Bonus which has already become payable, but has not yet been paid, through the Date of Termination;

               (ii) his Annual Bonus for the fiscal year in which the Date of Termination occurs, as prorated through the Date of Termination. If such Annual Bonus is dependent upon financial results for the fiscal year that are unknown at the Date of Termination, his Annual Bonus received for the past fiscal year shall substitute as his Annual Bonus for the fiscal year in which the Date of Termination occurs; and

               (iii) in lieu of any further Base Salary and Annual Bonus for periods subsequent to the Date of Termination, an amount equal to the product of (A) the sum of the Executive's Base Salary at the rate in effect as of the Date of Termination. plus the average Annual Bonus paid to the Executive during the preceding two (2) years (or such shorter period for which any Annual Bonus has been paid), multiplied by (B) the number three (3).

          The Company shall also continue to provide the Executive with the employee benefits set for in Section 1.6(f) (Employee
                                                           --------
     Benefits) for the period described therein.
     --------

          If the Executive terminates his employment for Company Breach based upon a material reduction by the Company of the Executive's Base Salary, then for purposes of this Section 1.6(d) (Termination Without Cause or for Company Breach), the
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     Executive's Base Salary as of the Date of Termination shall be deemed to be the Executive's Base Salary immediately prior to the reduction that the Executive claims as grounds for Company Breach.

          (e) Termination Upon a Change in Control. If the Executive
              ------------------------------------
     terminates his employment 1.5(e) (Change in Control), then the Company shall pay to the Executive as severance pay and as liquidated damages (because actual damages ire difficult to ascertain), in a lump sum, in cash, within 15 days after termination, an amount equal to The amounts provided in Sections 1.6(d)(i), (ii), and (iii) above. In addition, if the Executive is liable for the payment of any excise tax (the "Basic Excise Tax") because of Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor or similar provision, with respect to any payments or benefits received or to be received from the Company or its affiliates, or any successor to the Company or its affiliates, whether provided under this Agreement or otherwise, the Company shall pay the Executive an amount (the "Special Reimbursement") which, after payment by the Executive (or on the Executive's behalf) of any federal, state and local taxes applicable thereto, including, without limitation, any further excise tax under such Section 4999 of the Code, on, with respect to or resulting from the Special Reimbursement, equal the net amount of the Basic Excise Tax. The determination of the amount of the payment described in this Section 1.6(e) shall be made by the Company's independent auditors.

          (f) Employee Benefits. Unless the Company terminates the
              -----------------
     Executive's employment for Cause or the Executive terminates his employment Without Good Reason, the Company shall maintain in full force and effect, for the continued benefit of the Executive and, if applicable, his wife and children, the employee benefits set forth in Sections 1.4(d) (Life Insurance) and 1.4(e) (Disability Insurance), and any hospitalization, medical and dental coverage included in Section 1.4(f) (Fringe Benefits and Perquisites) above that he was entitled to receive immediately prior to the Date of Termination (subject to the general terms and conditions of the plans and programs under which he receives such benefits) for the balance of the Term or for the period provided for under the terms and conditions of such plans and programs, whichever is longer, with the full amount of any applicable premiums to be borne by the Company.

          (g) No Mitigation. The Executive shall not be required to
              -------------
     mitigate the amount of any payment provided for in this Section
     1.6 (Compensation During Disability or Upon Termination) by seeking other employment or otherwise.

     1.7 Death of Executive. If the Executive dies prior to the
         ------------------
expiration of this Agreement, the obligations under this Agreement shall automatically terminate and all compensation to which the Executive is or would have been entitled hereunder (including without citation under Sections 1.4(a) (Base Salary) and 1.4(b) (Annual Bonus) shall terminate as of the end of the month in which the Executive's death occurs; provided, however, that (i) the Company shall pay to the Executive's estate, as soon as practicable, a prorated Annual Bonus, if earned in accordance with the Company's annual bonus plan; (ii) for the balance of the Term, the Executive's wife and children shall be entitled to continue participation in the Company's group hospitalization, medical and dental plans (if any), with the full amount of any premium to be borne by the Company; and (iii) the Executive's named beneficiary or beneficiaries shall receive the benefits payable pursuant to Section 1.4(d) (Life Insurance) hereof and such reimbursement as may have been due to the Executive pursuant to Section 1.4(h) (Payment and Reimbursement of Expenses) hereof.

                               ARTICLE 2

                  NON-COMPETITION AND CONFIDENTIALITY

     2.1  Non-Competition.
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          (a) Description of Proscribed Actions. Throughout the
              ---------------------------------
     Executive's employment during the term of this Agreement and, unless the Agreement terminates pursuant to Section 1.5(a) (Disability), Section 1.5(c) (Without Cause), Section 1.5(d)
      ----------                   -------------
     (Company Breach), or Section 1.5(e) (Change in Control), for a
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     period of two (2) years after the termination of the Executive's employment, in consideration for the Company's obligations hereunder, including without limitation the Company's disclosure (pursuant to Section 2.2(b) (Obligation of The Company) below) of
                                  -------------------------
     Confidential Information and the Company's agreement to indemnify the Executive (pursuant to Article 3 (Indemnification) hereof),
                                           ---------------
     the Executive shall not:

               (i) directly or indirectly, engage or invest in, own, manage, operate, control or participate in the ownership, management, operation or control of, be employed by, associated or in any manner connected with, or render services or advice to, any Competing Business (as defined in Section 2.1(d) below); provided, however, that the Executive may invest in the securities of any enterprise (but without otherwise participating in the activities of such enterprise) if (x) such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934 and (y) the Executive does not beneficially own (as defined Rule 13d-3 promulgated under the Securities Exchange Act of 1934) in excess of 5% of the outstanding capital stock of such enterprise;

               (ii) directly or indirectly, either as principal, agent, independent contractor, consultant, director, officer, employee, employer, advisor (whether paid or unpaid), stockholder, partner or in any other individual or representative capacity whatsoever, either for his own benefit or for the benefit of any other person or entity, solicit, diver or take away any suppliers, customers or clients of the Company or any of its Affiliates (as defined in Section 2.1(e) below); or

               (iii) directly or indirectly, either as principal, agent, independent contractor, consultant, director, officer, employee, employer, advisor (whether paid or unpaid), stockholder, partner or in any other individual or representative capacity whatsoever, either for his own benefit or for the benefit of any other person or entire, either (i) hire, attempt to hire, contact or solicit with respect to hiring, any employee of the Company or any Affiliate thereof, (ii) induce or otherwise counsel, advise or encourage any employee of the Company or any Affiliate thereof to leave the employment of the Company or any Affiliate thereof, or (iii) induce any representative or agent of the Company or any Affiliate thereof to terminate or modify its relationship with the Company or such Affiliate.

          (b) Judicial Modification. The Executive agrees that if a
              ---------------------
     court of competent jurisdiction determines that the length of time or any other restriction, or portion thereof, set forth in this Section 2.1 (Non-Competition) is overly restrictive and
                       ---------------
     unenforceable, the court may reduce or modify such restrictions to those which it deems reasonable and enforceable under the circumstances, and as so reduced or modified, the parties hereto agree that the restrictions of this Section 2.1 (Non-Competition) shall remain in full force and effect. The Executive further agrees that if a court of competent jurisdiction determines that any provision of this Section 2. 1 (Non-Competition) is invalid
                                         ---------------
     or against public policy, the remaining provisions of this
     Section 2.1 (Non-Competition) and the remainder of this Agreement
                  ---------------
     shall not be affected thereby, and shall remain in full force and effect.

          (c) Nature of Restriction. The Executive acknowledges that
              ---------------------
     the business of the Company and its Affiliates is international in scope and that the Restrictions imposed by this Agreement are legitimate, reasonable and necessary to protect the Company's and its Affiliates' investment in their businesses and the goodwill thereof. The Executive acknowledges that the scope and duration of the restrictions contained herein are reasonable in light of the time that the Executive has been engaged in the business of the Company and its Affiliates, the Executive's reputation in the markets for the Company's and its Affiliates' businesses and the Executive's relationship with the suppliers, customers and clients of the Company and its Affiliates. The Executive further acknowledges that the restrictions contained herein are not burdensome to the Executive in light of the consideration paid therefor and the other opportunities that remain open to the Executive. Moreover, the Executive acknowledges that he has other means available to him for the pursuit of his livelihood.

          (d) Competing Business. "Competing Business" shall mean any
              ------------------
     individual, business, firm, company, partnership, point venture, organization, or other entity engaged in the industrial support services, specialty fabrication, or environmental remediation business in any domestic or international market area in which the Company or any of its Affiliates does business at any time during the Executive's employment with the Company.

          (e) Affiliate. When used with reference to the Company,
              ---------
     "Affiliate" shall mean any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the Company.

     2.2  Confidentiality. For the purposes of this Section 2.2
          ---------------
(Confidentiality), the term "the Company" shall be construed also to include any and all Affiliates of the Company.

               (a) Confidential Information. "Confidential
                   ------------------------
          Information" shall mean information that is used in the Company's business and

                    (i) is proprietary to, about or created by the
               Company;

                    (ii) gives the Company some competitive advantage,
               the opportunity of obtaining such advantage or the disclosure of which could be detrimental to the interests of the Company;

                    (iii) is not typically disclosed to non-employees
               by the Company, or otherwise is treated as confidential by the Company; or

                    (iv) is designated as Confidential Information by
               the Company or from all the relevant circumstances should reasonably be assumed by the Executive to be confidential to the Company.

          Confidential Information shall not include information publicly known (other than as a result of a disclosure by the Executive). The phrase "publicly known" shall mean readily accessible to the public in a written publication and shall not include information that is only available by a substantial searching of the published literature or information the substance of which must be pieced together from a number of different publications and sources, or by focused searches of literature guided by Confidential information.

          (b) Obligation of The Company. During the Term, the Company
              -------------------------
     shall provide access to, or furnish to, the Executive
     Confidential Information of the Company necessary to enable the Executive properly to perform his obligations under this Agreement.

          (c) Non-Disclosure. The Executive acknowledges, understands
              --------------
     and agrees that all Confidential Information, whether developed by the Company or others or whether developed by the Executive while carrying out the terms and provisions of this Agreement (or previously while serving as an officer of the Company), shall be the exclusive and confidential property of the Company and (i) shall not be disclosed to any person other than employees of the Company and professionals engaged on behalf of the Company, and other than disclosure in the scope of the Company's business in accordance with the Company's policies for disclosing information, (ii) shall be safeguarded and kept from unintentional disclosure and (iii) shall not be used for the Executive's personal benefit. Subject to the terms of the preceding sentence, the Executive shall not use, copy or transfer Confidential Information ocher than as is necessary in carrying out his duties under this Agreement.

     2.3 Injunctive Relief. Because of the Executive's experience and
         -----------------
reputation in the industries in which the Company operates, and because of the unique nature of the Confidential Information, the Executive acknowledges, understands and agrees that the Company will suffer immediate and irreparable harm if the Executive fails to comply with any of his obligations under Article 2 (Non-Competition and
                                             -------------------
Confidentiality) of this Agreement, and that monetary damages will be
---------------
inadequate to compensate the Company for such breach. Accordingly, the Executive agrees that the Company shall, in addition to any other remedies available to it at law or in equity, be entitled to injunctive relief to enforce the terms of Article 2 (Non-Competition
                                                     ---------------
and Confidentiality) without the necessity of proving inadequacy of
-------------------
legal remedies or irreparable harm.

                               ARTICLE 3

                            INDEMNIFICATION

     3.1  Basic Indemnification Arrangement.

          (a) Claims Arising from the Executive's Position with the
              -----------------------------------------------------
     Company. In addition to any separate agreements between the
     -------
     Executive and the Company relating to indemnification, the Company will indemnify and hold harmless the Executive, to the fullest extent permitted by applicable law, in respect of any liability, damage, cost or expense (including reasonable counsel fees) incurred in connection with the defense of any claim. action, suit or proceeding to which he is a party, or threat thereof, by reason of his being or having been an officer or director of the Company or any subsidiary or affiliate of the Company, or his serving or having served at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, business organization, enterprise or other entity, including service with respect to employee benefit plans. Without limiting the generality of the foregoing, the Company will pay the expenses (including reasonable counsel fees) of defending any such claim, action, Suit or proceeding in advance of its final disposition.

          (b) Contests of this Agreement. The Company agrees to pay
              --------------------------
     promptly as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code.

          (c) Liability Insurance. During the Term, the Company agrees
              -------------------
     to continue on the Executive's behalf, directors and officers insurance or any other indemnity policy presently carried on behalf of the Executive, and further agrees to supplement any such existing policy to cover all actions taken by the Executive in connection with his employment by the Company.

                               ARTICLE 4

                             MISCELLANEOUS

     4.1 Period of Limitations. No legal action shall be brought and
         ---------------------
no cause of action shall be asserted by or on behalf of the Company or any Affiliate of the Company against the Executive, the Executive's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or any Affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

     4.2 Counterparts. This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     4.3 Indulgences, Etc. Neither the failure nor any delay on the
         ----------------
part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any right, remedy, power or privilege, nor shall any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

     4.4 Executive's Sole Remedy. The Executive's sole remedy shall be
         -----------------------
against the Company for any claim, liability or obligation of any nature whatsoever arising out of or relating to this Agreement or an alleged breach of this Agreement or for any other claim arising out of the Executive's employment by the Company, his service to the Company, any indemnification obligation of the Company or the termination of the Executive's employment hereunder (collectively, "Executive Claims"). The Executive shall have no claim or right of any nature whatsoever against any of the Company's directors, former directors, officers, former officers, employees, former employees, stockholders, former stockholders, agents, former agents or the Independent Counsel in their individual capacities arising out of or relating to any Executive Claim. The Executive hereby releases and covenants not to sue any person other than the Company over any Executive Claim. The persons described in this Section 4.4 (other than the Company and the Executive) shall be third-party beneficiaries of this Agreement for purposes of enforcing the terms of this Section 4.4 (Executive's Sole Remedy) against the Executive.

     4.5 Notices. All notices, requests, demands and other
         -------
communications required or permitted under this Agreement and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given, made and received when sent by telecopy (with a copy sent by mail) or when personally delivered or one business day after it is sent by overnight service, addressed as set forth below:

               If to the Executive:

                      Bruce D. Tobecksen
                      2508 Pebble Creek Drive
                      Lisle, IL 60532

               If to the Company:

                      American Eco Corporation
                      11011 Jones Road
                      Houston, Texas 77070
                      Attn:  President

Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this subsection for the giving of notice, which shall be effective only upon receipt.

     4.6 Provisions Separable. The provisions of this Agreement are
         --------------------
independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

     4.7 Entire Agreement. This Agreement contains the entire
         ----------------
understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained, which shall be deemed terminated effective immediately. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

     4.8 Headings; Index. The headings of paragraphs and Index of
         ---------------
Defined Terms herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

     4.9 Governing Law. This Agreement shall be governed by and
         -------------
construed in accordance with the laws of the State of Texas, without giving effect to principles of conflict of laws.

     4.10 Dispute Resolution. Subject to the Company's right to seek
          ------------------
injunctive relief in court as provided in Section 2.3 (Injunctive
                                                       ----------
Relief) of this Agreement and the Executive's right to such a judicial
------
determination that the Executive should be indemnified by the Company (as provided in Section 3.1(b) (Conditions) of this Agreement), any
                                ----------
dispute, controversy or claim arising our of or in relation to or connection with this Agreement, including without limitation any dispute as to the construction, validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by arbitration, and any party may submit such dispute, controversy or claim, including a claim for indemnification under this
Section 4.10 (Dispute Resolution), to arbitration.
              ------------------

          (a) Arbitrators. The arbitration shall be heard and
              -----------
     determined by one arbitrator, who shall be impartial and who shall be selected by mutual agreement of the parties, provided,
                                                           --------
     however, that if the dispute involves more than $2,000,000, then
     -------
     the arbitration shall be heard and determined by three (3) arbitrators. If three (3) arbitrators are necessary as provided above, then (i) each side shall appoint an arbitrator of its choice within thirty (30) days of the submission of a notice of arbitration and (ii) the party- appointed arbitrators shall in turn appoint a presiding arbitrator of the tribunal within thirty
     (30) days following the appointment of the last party-appointed arbitrator. If (x) the parties cannot agree on the sole arbitrator, (y) one party refuses to appoint its party-appointed arbitrator within said thirty (30) day period or (z) the party-appointed arbitrators cannot reach agreement on a presiding arbitrator of the tribunal, then the appointing authority for the implementation of such procedure shall be the Senior United States District Judge for the Southern District of Texas, who shall appoint an independent arbitrator who does not have any financial interest in the dispute, controversy or claim. If the Senior United States District Judge for the Southern District of Texas refuses or fails to act as the appointing authority within ninety (90) days after being requested to do so. then the appointing authority shall be the Chief Executive officer of the American Arbitration Association, who shall appoint an independent arbitrator who does not have any financial interest in the dispute, controversy or claim. All decisions and awards by the arbitration tribunal shall be made by majority vote.

          (b) Proceedings. Unless otherwise expressly agreed in
              -----------
     writing by the parties to the arbitration proceedings:

               (i) The arbitration proceedings shall be held in Houston, Texas, at a site chosen by mutual agreement of the parties, or if the parties cannot reach agreement on a location within this (30) days of the appointment of the last arbitrator, then at a site chosen by the arbitrators;

               (ii) The arbitrators shall be and remain at all times wholly independent and impartial;

               (iii) The arbitration proceedings shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, as amended from time to time;

               (iv) Any procedural issues not determined under the arbitral rules selected pursuant to item (iii) above shall be determined by the law of the place of arbitration, other than those laws which would refer the matter to another jurisdiction;

               (v) The costs of the arbitration proceedings (including attorneys' fees and costs) shall be borne in the manner determined by the arbitrators;

               (vi) The decision of the arbitrators shall be reduced to writing; final and binding without the right of appeal; the sole and exclusive remedy regarding any claims, counterclaims, issues or accounting presented to the arbitrators; made and promptly paid in United States dollars free of any deduction or offset; and arty costs or fees incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement;

               (vii) The award shall include interest from the date of any breach or violation of this Agreement, as determined by the arbitral award, and from the date of the award until paid in full, at 6% per annum; and

               (viii) Judgment upon the award may be entered in any court having jurisdiction over the person or the assets of the party owing the judgment or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

     4.11 Survival. The covenants and agreements of the parties set
          --------
forth in Article 2 (Non-Competition and Confidentiality), Article 3
                    -----------------------------------
(Indemnification) and Article 4 (Miscellaneous) are of a continuing
 ---------------                 -------------
nature and shall survive the expiration, termination or cancellation of this Agreement, regardless of the reason therefor.

     4.12 No Duplication of Payments. Subrogation. The Company shall
          --------------------------
not be liable under this Agreement to make any payment in connection with any claim made against the Executive to the extent the Executive has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder. In the event the Executive actually receives payment (under any insurance policy, Bylaw or otherwise) of any amount with respect to which the Company has already indemnified or subsequently indemnities the Executive. The Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Executive, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

     4.13 Binding Effect, Etc. This Agreement shall be binding upon
          -------------------
and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. The indemnity provisions of this Agreement shall continue in effect regardless of whether the Executive continues to serve as an employee of the Company.

     4.14 Contribution. If the indemnity contained in this Agreement
          ------------
is unavailable or insufficient to hold the Executive harmless in a Claim for an Indemnifiable Event, then separate from and in addition to the indemnity provided elsewhere herein, the Company shall contribute to Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of the Executive in connection with such Claim in such proportion as appropriately reflects the relative benefits received by, and fault of, the Company on the one hand and the Executive on the other in the acts, transactions or matters to which the Claim relates and other equitable considerations.


                            * * * * * * * *

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officer thereunto duly authorized, and Executive has signed this Agreement, all as of the day and year first above written.

                                            AMERICAN ECO CORPORATION


                                            By:/s/ Hon. Donald R. Getty
                                               -----------------------------
                                            Name: Hon. Donald R. Getty
                                                  --------------------------
                                            Title: Director
                                                  --------------------------

                                            /s/ Bruce D. Tobecksen
                                             -------------------------------
                                            Bruce D. Tobecksen

                        INDEX OF DEFINED TERMS
                        ----------------------

TERM                                                      SECTION
----                                                      -------

Affiliate                                                 2.1(e)

Agreement                                                 Preamble

Annual Bonus                                              1.4(b)

Base Salary                                               1.4(a)

Cause                                                     1.5(b)

Change in Control                                         1.5(e)

Company                                                   Preamble

Company Breach                                            1.5(d)

Competing Business                                        2.1(d)

Confidential Information                                  2.2(a)

Date of Termination                                       1.5(h)

Disability                                                1.5(a)

Executive                                                 Preamble

Executive Claims                                          4.4

Explanation of Termination of Employment                  1.5(g)

Notice of Termination                                     1.5(g)

Term                                                      1.3

Without Cause                                             1.5(c)

Without Good Reason                                       1.5(f)

                              APPENDIX A
                              ----------

          EXECUTIVE'S BONUS CALCULATION FOR FISCAL YEAR 1997
          --------------------------------------------------


The Executive is not eligible for a bonus for fiscal year 1997.